SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 22, 2002


                           International Tech. Corp.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                333-49468             95-4811167
--------------------------------      ------------          ----------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)



301 N. Mission #301
Fallbrook, California                                            92028
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (760) 451-9330
                                                   --------------
341 Promontory Drive West, Newport Beach, CA 92660-7329
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          (Former name or former address, if changed since last report)


Item 5.  Other Events

Due to the death of the company's president and director, Roy E. Nelson, the board of directors on February 22, 2002 appointed Tempest Storm as president and director of the company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                     a.      Not applicable


                     b.      Not applicable


                     c.      Exhibits.

7.1 Resolution of the Board of Directors of International Tech. Corp.



                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2002


International Tech. Corp.


By: Tempest Storm
     --------------
     Tempest Storm, President

<EXHIBIT>
Exhibit 7.1

RESOLUTION OF THE BOARD OF DIRECTORS
                           OF International Tech. Corp.
                               A Nevada corporation
     Pursuant to the laws of the state of Nevada and the By-Laws of International Tech. Corp., the Board of Directors of International Tech. Corp. herewith adopt the following Resolution, without the necessity of a Board of Director's Meeting:
     RESOLVED, that the corporation hereby fills the vacancy of the office of President and Director of the corporation occasioned by the death of Roy Nelson as follows:
     Tempest Storm is hereby appointed president and director of the corporation, to serve until the election of directors.
     FURTHER RESOLVED, that the corporation is authorized to proceed with a request for a quotation of its securities on the over-the-counter bulletin board, and authorizes its attorney, Kenneth G. Eade, to do whatever is necessary to accomplish this.
     FURTHER RESOLVED, that Kenneth G. Eade is hereby formerly employed as securities counsel for the company, pursuant to the attached retainer agreement.
     The undersigned directors hereby adopt this resolution as of the 22nd day of February, 2002.
                                        ____________________________
                                        EDWARD E. NELSON


                                        ____________________________
                                        JAY STARLING